Dear Fellow Shareholders:
--------------------------------------------------------------------------------

    It was another difficult year for emerging market funds. The Lexington Emerging Markets Fund declined 3.93%* during 1995. The unmanaged Morgan Stanley Capital International Emerging Markets Index fell an even greater 10.8%. The average emerging markets fund fell 4.5% during 1995 according to Lipper Analytical Services, Inc. Returns remained in negative territory for the fourth quarter as the unmanaged Morgan Stanley Capital International Emerging Markets Index fell 2.4%. The Lexington Emerging Markets Fund declined 3.05%* while the average emerging market fund suffered declines of 3.3% during the fourth quarter.

    There were only a few bright spots in the emerging market arena in 1995. Israeli stocks rose an average 21.8% as falling interest rates and further signs of peace propelled equities. South African equities also saw strong returns, appreciating 17.3%, while Greek equities posted gains of 10.2%. The best strategy for 1995 would have been to hold large cash positions with heavy investments in the few smaller yet strong performing markets. The major regions in which most emerging market funds invest declined sharply. The unmanaged Morgan Stanley Far East Index fell 10.5% during 1995, while the unmanaged Morgan Stanley Latin America Index declined 15.8% for the year. The Lexington Emerging Markets Fund did relatively well due to a large holding of Israeli stocks and high cash levels at the beginning of the year.

    Emerging markets performed poorly for several reasons in 1995. Latin American markets were more severely damaged due to the collapse of the Mexican peso at the end of 1994. Mexico fell into a severe recession as GDP fell by almost 10%. Capital fled the Latin American region, resulting in a sharp economic contraction in Mexico as well as in Argentina and Brazil. The economic contraction not only damaged corporate profits but also led to a crisis in the Mexican and Argentine banking systems. Far Eastern markets suffered from the typical cyclical effects of economic overheating. Central banks responded to rising current account deficits, which became more difficult to fund as foreign capital inflows diminished, by raising interest rates. As usual, rising interest rates had a negative impact on equity prices. Finally, with returns so strong in the U.S. market, investors stayed at home in 1995 instead of searching abroad for higher returns.

    The outlook for 1996 is exciting. Given two years of consolidation after a spectacular 1993, valuation levels are far more attractive today than they have been for some time. Signs of economic slowing in Asia should begin to appear, improving the interest rate outlook and propelling stocks higher. Mexico and Latin America face a difficult recovery but there are also many opportunities. Mexico is rebuilding its economy on a sounder footing. Exports are now 30% of Mexican GDP and growing rapidly and the Mexican current account deficit has moved into surplus.

    We see tremendous opportunities in Eastern Europe, especially Poland. Western European countries, due to high labor costs, are increasingly moving production capacity to low wage countries with Poland becoming a favorite target. This is in many ways similar to Japanese investment earmarked for Asia in the '80s and '90s. Israel also continues to offer attractive investments due to its highly skilled and cheap labor force, and better macroeconomic management from the government and the Bank of Israel.

    The Lexington Emerging Markets Fund has redeployed most of its high cash position back into equities due to our positive stance on emerging markets. The largest weighting remains in Asia as these dynamic, fast growing economies offer the prospect of strong long-term earnings growth. Latin America now constitutes over 20% of the Fund's assets as we expect confidence to return to the region. If capital flows increase into Latin America those economies will reap the benefits of falling interest rates and healthier currencies. Also, due to the sharp contraction in the Latin American markets, several outstanding companies have become very cheap and should provide excellent returns over the long term from these depressed levels. We believe the Fund's weighting in Eastern Europe will differentiate the Lexington Emerging Markets Fund from other emerging markets funds in 1996. It is in this region where we believe the best value exists. This is still a relatively undiscovered area in the emerging markets community. The Polish economy is growing 6%, inflation although high at 24%, continues to decline, and there are several rapidly growing companies with world class strategic partners trading at low single digit price to earnings ratios.

    Investing in emerging markets is certainly not without risks. Besides those risks usually associated with emerging markets investments we will be watching out for signs of rising inflation and economic pick-up in the developed world. Such a scenario would put pressure on interest rates and thus have a negative effect on the emerging markets. We believe that U.S. investors will begin to look abroad again in 1996. U.S. returns are likely to be much more pedestrian in 1996 than they were in 1995. Barings Securities estimates $50 billion will flow into emerging markets in 1996 which would be triple the 1995 level.

    We appreciate your continued support and would welcome the opportunity to discuss any questions you may have about your investment.

                                   Sincerely,

                  Richard T. Saler            Robert M. DeMichele
                  Portfolio Manager           President
                  January, 1996               January, 1996
____________________________________________________________________________
                                    GRAPH
    Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                   Lexington Emerging Markets Fund, Inc. and
        the unmanaged Morgan Stanley Capital International (EAFE) Index
____________________________________________________________________________

*-3.93% and -1.85% are the one year and since commencement (3/30/94) average annual standard total returns, respectively, for the period ended December 31, 1995. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance.

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995



  Number of                                                                                     Value
   Shares                     Security                                                        (Note 1)
--------------------------------------------------------------------------------------------------------

                  COMMON STOCKS: 95.8%
                  Brazil: 7.3%
    310,000       Coteminas .............................................................   $  103,685
 13,894,500       Cia Acos Especiais Itabir (Preferred shares) ..........................       80,790
      3,100       Compania Vale Do Rio Doce (ADR) (Preferred shares) ....................      127,100
  1,787,000       Telecomunicacoes Brasileiras S.A. .....................................       86,067
    500,000       Telecomunicacoes de Sao Paulo S.A. ....................................       73,582
120,365,000       Usinas Siderurgicas de Minas Gerais S.A. ..............................       97,858
                                                                                            ----------
                                                                                               569,082
                                                                                            ----------
                  Chile: 5.0%
      5,000       Banco O'Higgins (ADR) .................................................      115,000
      7,500       Banco Osorno y La Union (ADR) .........................................      104,063
      2,000       Chile Fund, Inc. ......................................................       52,000
      4,550       Madeco, S.A. (ADR) ....................................................      122,850
                                                                                            ----------
                                                                                               393,913
                                                                                            ----------
                  Greece: 3.8%
      3,400       AEGEK .................................................................       29,225
      4,950       Delta Dairy S.A. (Preferred shares) ...................................       73,000
      5,300       Michaniki S.A. ........................................................       68,112
      3,100       Titan Cement Company ..................................................      129,967
                                                                                            ----------
                                                                                               300,304
                                                                                            ----------
                  Hong Kong: 4.6%
     33,000       Dao Heng Bank Group, Ltd. .............................................      118,650
     13,000       Henderson Land Development Company, Ltd. ..............................       78,350
     10,800       HSBC Holdings Plc .....................................................      163,425
                                                                                            ----------
                                                                                               360,425
                                                                                            ----------
                  Hungary: 1.1%
      2,220       Pick Szeged ...........................................................       84,522
                  India: 3.3%
     14,000       India Fund, Inc. ......................................................      124,250
      2,500       Bajaj Auto, Ltd.2 .....................................................       65,300
      2,100       Hindalco Industries, Ltd.2 ............................................       71,400
                                                                                            ----------
                                                                                               260,950
                                                                                            ----------
                  Indonesia: 7.0%
        500       PT Bank Bali ..........................................................          985
      9,500       PT Hanjaya Mandala Sampoerna ..........................................       98,993
     28,000       PT Hero Supermarket ...................................................       60,070
     56,234       PT Indah Kiat Pulp & Paper Corporation ................................       41,240
      1,000       PT Indosat (ADR) ......................................................       36,500
     12,000       PT Modern Photo Film Company ..........................................       69,615
     53,000       PT Semen Cibinong .....................................................      132,268
     27,000       PT Semen Gresik .......................................................       75,657
     54,000       PT Sinar Mas Agro Resources Agricultural Production and
                    Technology Corporation ..............................................       30,144
                                                                                            ----------
                                                                                               545,472
                                                                                            ----------
                  Israel: 6.3%
         10       Africa-Israel Investments, Ltd.2 ......................................       12,058
     54,936       Bank Hapoalim, Ltd. ...................................................       90,682
        400       First International Bank of Israel ....................................       46,782
      8,200       First Israel Fund, Inc. ...............................................       95,325
      1,060       Koor Industries, Ltd. .................................................      105,244
      8,832       Osem Investment, Ltd. .................................................       52,816
      1,300       Teva Pharmaceutical Industries, Ltd. (ADR) ............................       60,206
      9,000       The Israel Land Developement Company ..................................       26,036
                                                                                            ----------
                                                                                               489,149
                                                                                            ----------

                                       3

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)



  Number of                                                                                     Value
   Shares                     Security                                                        (Note 1)
--------------------------------------------------------------------------------------------------------

                  Malaysia: 8.4%
      6,000       Arab Malaysian Merchant Bank Holdings Bhd .............................     $ 68,544
                                                                                            ----------
     16,000       Berjaya Singer Bhd ....................................................       19,917
     25,000       Cement Industries of Malaysia Bhd .....................................       81,003
      5,000       Genting Bhd ...........................................................       41,757
     20,000       IOI Properties Bhd ....................................................       50,030
      8,000       Malayan Banking Bhd ...................................................       67,441
     32,000       New Straits Times Press Bhd ...........................................      107,150
     25,000       Sime Darby Bhd ........................................................       66,476
     31,000       Sungei Way Holdings Bhd ...............................................      111,739
      9,000       Tanjong Plc ...........................................................       26,236
      3,000       Tenaga Nasional Bhd ...................................................       11,818
                                                                                            ----------
                                                                                               652,111
                                                                                            ----------
                  Mexico: 8.2%
     22,020       Corporacion Industrial San Luis S.A. ..................................      113,254
      6,000       Grupo Casa Autrey, S.A. de C.V. (ADR) .................................       80,250
    171,000       Grupo Industrial Maseco S.A. de C.V. ..................................      104,648
      6,700       Grupo Televisa S.A. (ADR) .............................................      150,750
      9,000       Transportacion Maritima Mexicana S.A. de C.V. "L" (ADR) ...............       75,375
     16,800       Tubos De Acero De Mexico S.A. (ADR)2 ..................................      117,600
                                                                                            ----------
                                                                                               641,877
                                                                                            ----------
                  Pakistan: 0.5%
      7,700       Pakistan Investment Fund, Inc. ........................................       40,425
                                                                                            ----------

                  Philippines: 6.4%
    120,750       Ayala Land, Inc. "B" ..................................................      147,425
    444,250       Filinvest Land Inc.2 ..................................................      142,377
     92,750       International Container Terminal Service, Inc. ........................       48,657
      3,000       Manila Electric Company ...............................................       24,495
      4,800       Philippine Commercial International Bank1 .............................       44,319
      6,500       San Miguel Corporation "B" ............................................       22,196
    140,200       Universal Robina Corporation ..........................................       69,538
                                                                                            ----------
                                                                                               499,007
                                                                                            ----------
                  Poland: 6.7%
      7,400       Bank Rozwoju Eksportu S.A. ............................................      112,622
        500       Bank Slaski S.A. ......................................................       29,119
      2,900       Debica S.A. ...........................................................       43,782
     32,300       Elektrim Towarzystwo Handlowe S.A. ....................................      109,458
     14,400       Polifarb Cieszyn Wroclaw S.A. .........................................       54,643
      8,900       Stomil Olsztyn S.A. ...................................................       83,076
      2,500       Universal S.A. ........................................................        7,102
        520       Wedel S.A. ............................................................       17,200
        920       Zaklady Piwowarski W Zylocu S.A. ......................................       63,475
                                                                                            ----------
                                                                                               520,477
                                                                                            ----------
                  Portugal: 1.9%
      7,464       Portugal Telecom S.A. (ADR)2 ..........................................      140,261
        600       Unicer - Uniao Cervejeira S.A. ........................................       10,013
                                                                                            ----------
                                                                                               150,274
                                                                                            ----------
                  Singapore: 7.0%
      9,000       Development Bank of Singapore, Ltd. ...................................      112,038
      6,000       Fraser & Neave, Ltd. ..................................................       76,390
      5,000       Jurong Engineering, Ltd. ..............................................       29,177
      9,000       Keppel Corporation, Ltd. ..............................................       80,209
     11,000       Oversea-Chinese Banking Corporation, Ltd. .............................      137,714
     16,000       Overseas Union Bank, Ltd. .............................................      110,341
                                                                                            ----------
                                                                                               545,869
                                                                                            ----------

                                       4

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)



  Number of
    Shares
  or Principal                                                                                  Value
    Amount                    Security                                                        (Note 1)
--------------------------------------------------------------------------------------------------------

                  South Africa: 7.4%
        300       Anglo American Corporation of South Africa, Ltd. (ADR) ................     $ 18,169
      4,442       Anglo American Platinum (ADR)2 ........................................       25,284
      7,500       Barlow, Ltd. (ADR) ....................................................      106,415
      1,500       Liberty Life Association of Africa, Ltd. ..............................       46,508
      3,100       Liberty Life Association of Africa, Ltd. (ADR) ........................       95,499
      5,300       Malbak, Ltd.1 .........................................................       36,720
      5,400       Malbak, Ltd. ..........................................................       37,413
      6,710       Rustenburg Platinum Holdings, Ltd. (ADR) ..............................      110,439
      1,400       South African Breweries, Ltd. .........................................       51,283
      1,422       South African Breweries, Ltd. (ADR) ...................................       52,081
                                                                                            ----------
                                                                                               579,811
                                                                                            ----------
                  South Korea: 1.1%
      1,200       Pohang Iron & Steel Company, Ltd. .....................................       78,432
        400       Pohang Iron & Steel Company, Ltd. (ADR) ...............................        8,750
                                                                                            ----------
                                                                                                87,182
                                                                                            ----------
                  Taiwan: 1.2%
      4,537       Taiwan Fund, Inc. .....................................................       93,009
                                                                                            ----------

                  Thailand: 6.7%
      4,600       Advanced Information Service Plc ......................................       81,478
      8,000       Bangkok Bank, Ltd. ....................................................       97,220
      6,000       Matichon Public Company, Ltd. .........................................       35,980
      5,500       Phatra Thanakit Company, Ltd. .........................................       47,180
      1,900       Saha Pathanapibul Company, Ltd. .......................................        3,545
      4,600       Siam City Cement Company, Ltd. ........................................       71,978
      8,000       Thai Farmers Bank Public Company, Ltd. ................................       80,699
      1,300       The Siam Cement Company, Ltd. .........................................       72,072
      5,400       Total Access Communication Plc1 .......................................       35,100
                                                                                            ----------
                                                                                               525,252
                                                                                            ----------
                  United Kingdom: 1.2%
     21,300       Antofagasta Holdings Plc ..............................................       96,569
                                                                                            ----------

                  United States: 0.1%
        300       Freeport McMoran Copper & Gold (Preferred shares) .....................        8,400
                                                                                            ----------

                  Venezuela: 0.6%
      3,240       Ceramanic Carobobo ADR ................................................        3,467
      5,520       Mantex S.A.C.A. (ADR)2 ................................................       26,220
      1,845       Mavesa S.A. (ADR)1,2 ..................................................        6,919
      2,050       Mavesa, S.A. (ADR)2 ...................................................        7,688
                                                                                            ----------
                                                                                                44,294
                                                                                            ----------
                  TOTAL COMMON STOCKS (cost $7,554,923) .................................    7,488,374
                                                                                            ----------
                  SHORT-TERM INVESTMENTS:
                  U.S. Government Obligations: 11.4%
   $400,000       U.S. Treasury Bill 4.92%, due 03/14/96 ................................      396,009
    100,000       U.S. Treasury Bill 5.30%, due 01/04/96 ................................       99,956
    300,000       U.S. Treasury Bill 5.25%, due 01/18/96 ................................      299,256
    100,000       U.S. Treasury Bill 5.295%, due 05/09/96 ...............................       98,103
                                                                                            ----------
                  TOTAL SHORT-TERM INVESTMENTS (cost $893,324) ..........................      893,324
                                                                                            ----------
                  TOTAL INVESTMENTS: 107.2% (cost $8,448,247+)(Note 1) ..................    8,381,698
                  Liabilities in excess of other assets: (7.2%) .........................     (567,037)
                                                                                            ----------
                  TOTAL NET ASSETS: 100.0%
                    (equivalent to $9.38 per share on 832,893 shares outstanding) .......   $7,814,661
                                                                                            ==========

                                       5

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

Notes to Statement of Net Assets

1The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.



                                Acquisition     Average Cost                    Percent of
       Issuer                      Date          Per Share      Market Value    Net Assets
------------------------------  -----------    -------------    ------------    ----------

Malbak, Ltd. .................    07/25/95         $5.75         $ 36,720        .47%
Mavesa S.A. (ADR) ............    03/30/95          8.86            6,919        .09%
Philippine Commercial
  International Bank .........    08/04/95          8.47           44,319        .57%
Total Access Communication Plc    09/19/95          6.31           35,100        .45%
                                                                 --------       ----
                                                                 $123,058       1.58%
                                                                 --------       ----

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

2Non-income producing securities.
ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.

                               ------------------

At December 31, 1995, the composition of the Fund's net assets by industry concentration was as follows:

Banking .....................  18.6%
Capital  Equipment ..........   4.1
Construction  & Housing .....   1.7
Consumer Durable ............   3.7
Consumer  NonDurable ........  11.1
Financial Services ..........   3.3
Health Care .................   1.8
Materials ...................  19.5
Merchandising ...............   0.8


Multi-Industry ..............  11.8%
Real  Estate ................   5.6
Services ....................   7.7
Telecommunications ..........   4.2
Trade .......................   1.6
U.S.Government obligations ..  11.4
Utilities ...................   0.3
Other  liabilities ..........  (7.2)
                                ----
     Total Net Assets ....... 100.0%
                               =====





   The Notes to Financial Statements are an integral part of this statement.

Lexington Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995


Assets
Investments, at value (cost $8,448,247) (Note 1) ............................................  $8,381,698
Cash ........................................................................................      70,001
Receivable for shares sold ..................................................................      44,538
Dividends and interest receivable ...........................................................      12,289
Foreign taxes recoverable ...................................................................          12
Deferred organization expenses, net (Note 1) ................................................      14,502
Due from Lexington Management Corporation (Note 2) ..........................................       8,927
                                                                                               ----------
        Total Assets ........................................................................   8,531,967
                                                                                               ----------

Liabilities
Payable for shares redeemed .................................................................      45,410
Payable for investment securities purchased .................................................     596,373
Accrued expenses ............................................................................      75,523
                                                                                               ----------
        Total Liabilities ...................................................................     717,306
                                                                                               ----------

Net Assets (equivalent to $9.38 per share
  on 832,893 shares outstanding) (Note 3) ...................................................  $7,814,661
                                                                                               ==========

Net Assets consist of:
Capital stock-authorized 500,000,000 shares, $.001 par value per share ......................  $      833
Additional paid-in capital ..................................................................   8,390,026
Undistributed net investment income (Note 1) ................................................       1,876
Accumulated net realized loss on investments and foreign currency holdings (Notes 1 and 6) ..    (511,559)
Net unrealized depreciation of investments and foreign currency holdings ....................     (66,515)
        Net Assets ..........................................................................  $7,814,661
                                                                                               ==========


    The Notes to Financial Statements are an integral part of this statement.

Lexington Emerging Markets Fund, Inc.
Statement of Operations
December 31, 1995



Investment Income
    Interest Income ........................................................   $  57,145
    Dividend Income ........................................................     123,399
                                                                               ---------
                                                                                 180,544
    Less: Foreign tax expense ..............................................      15,380
                                                                               ---------
            Total investment income ........................................                   $ 165,164


Expenses
    Investment advisory fee (Note 2) .......................................      53,143
    Accounting and shareholder services fees (Note 2) ......................      13,314
    Custodian and transfer agent fees ......................................      81,142
    Printing and mailing ...................................................      41,370
    Registration fees ......................................................       7,088
    Directors' fees ........................................................      13,220
    Amortization of deferred organization expenses (Note 1) ................       4,440
    Audit and legal fees ...................................................      22,100
    Computer processing fees ...............................................      14,165
    Other expenses .........................................................       5,936
                                                                               ---------
        Total expenses .....................................................     255,918
        Less: expenses recovered under contract with investment
          adviser (Note 2) .................................................     173,670          82,248
                                                                               ---------       ---------
            Net investment income ..........................................                      82,916

Realized and Unrealized Loss on Investments (Note 4)
    Realized loss on:
        Investments ........................................................    (425,641)
        Foreign currency transactions ......................................      (4,821)
                                                                               ---------
            Net realized loss ..............................................                    (430,462)
    Net change in unrealized depreciation on:
        Investments ........................................................     161,277
        Foreign currency translations of other assets and liabilities ......          63
                                                                               ---------
            Net unrealized change in depreciation                                                161,340
                                                                                               ---------
            Net realized and unrealized loss ...............................                    (269,122)
                                                                                               ---------
Decrease in Net Assets Resulting from Operations ...........................                   $(186,206)
                                                                                               =========



    The Notes to Financial Statements are an integral part of this statement.

Lexington Emerging Markets Fund, Inc.
Statements of Changes in Net Assets


                                                                                              March 30, 1994
                                                                                              (Commencement
                                                                        Year Ended           of Operations) to
                                                                     December 31, 1995       December 31, 1994
                                                                     -----------------       -----------------

Net investment income ...........................................       $   82,916              $   14,482
Net realized loss from investment transactions ..................         (430,462)                 (2,132)
Unrealized appreciation (depreciation) of investments ...........          161,340                (227,855)
                                                                        ----------              ----------
    Net decrease in net assets resulting from operations ........         (186,206)               (215,505)
Distributions to shareholders from net investment income ........          (76,219)                (10,100)
Distributions to shareholders in excess of net realized
  gain on investments (Note 1) ..................................             -                    (88,168)
Increase in net assets from capital share transactions (Note 3) .        3,453,270               4,937,589
                                                                        ----------              ----------
        Net increase in net assets ..............................        3,190,845               4,623,816

Net Assets
Beginning of period .............................................        4,623,816                     -
                                                                        ----------              ----------
End of period (including undistributed net investment income of
  $1,876 and $346, respectively) ................................       $7,814,661              $4,623,816
                                                                        ==========              ==========


   The Notes to Financial Statements are an integral part of these statements.



Notes to Financial Statements
December 31, 1995 and 1994

Note 1-Significant Accounting Policies
Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered to participating insurance companies for allocation to certain accounts for the purpose of funding variable annuity contracts issued by the participating insurance companies. The Fund commenced operations on March 30, 1994. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

    Securities: Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchange on which the securities are traded, on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Directors. Short-term securities are stated at amortized cost, which approximates market value. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions: Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed.

    Distributions: In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31,1995 and 1994, book and tax basis differences amounting to $5,167 and $4,036 respectively, have been reclassified from accumulated net realized loss on investments to undistributed net investment income. Accumulated net realized loss on investments reflects temporary book-tax differences arising from losses resulting from wash sales and Internal Revenue Code Excise Tax distribution requirements and associated post-October loss deferral provisions, which effectively allow the deferral of net realized capital losses to the next tax year.

    Federal income Taxes: It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

Note 1-Significant Accounting Policies (continued)
    Deferred Organization Expenses: Organization expenses aggregating $22,290 have been deferred and are being amortized on a straight-line basis over five years.

Note 2-Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of .85% of average daily net assets. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.30% of the Fund's average net assets. For the year ended December 31, 1995 expense reimbursement amounted to $173,670 and is set forth in the statement of operations.

    The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

Note 3-Capital Stock
Transactions in capital stock were as follows:

                                                                                  March 30, 1994
                                                                                 (commencement of
                                                         Year ended                operations) to
                                                      December 31, 1995           December 31, 1994
                                                    ----------------------       ---------------------
                                                    Shares        Amount         Shares        Amount
                                                    ------        ------         ------        ------

Shares sold .....................................   845,934     $7,996,657       497,613     $5,246,882
Shares issued on reinvestment of dividends ......     8,108         76,218         9,946         98,265
                                                   --------     ----------       -------       --------
                                                    854,042      8,072,875       507,559      5,345,147
Shares redeemed .................................  (490,164)    (4,619,605)      (38,544)      (407,558)
                                                   --------     ----------       -------       --------
        Net increase ............................   363,878     $3,453,270       469,015     $4,937,589
                                                   ========     ==========       =======     ==========



Note 4-Purchases and Sales of Investment Securities
The cost of purchases and proceeds  from sales of securities  for the year ended
December  31,1995,   excluding  short-term  securities,   were  $10,411,784  and
$4,689,910, respectively.

    At December 31, 1995, aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $474,489 and aggregate gross unrealized depreciation for which there is an excess of tax cost over value amounted to $541,004.

Note  5-Investment  and Concentration  Risks
The Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    In addition to the risks described above, risks may arise from forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts.

Note 6-Federal  Income  Taxes-Capital  Loss Carryforwards

Capital loss carryforwards available for federal income tax purposes as of December 31, 1995 are approximately $447,839 expiring in 2003.

    To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

    Treasury regulations were issued in early 1990 which provide that capital losses incurred after October 31 of a Fund's taxable year can be deemed to have occurred on the first day of the following taxable year (i.e., January 1). The regulations indicate that a fund may elect to retroactively apply these rules for purposes of computing taxable income. Accordingly, the 1995 post-October losses of $63,720 has been deemed to have occurred in 1996 for federal income tax purposes.

Lexington Emerging Markets Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:


                                                                                         March 30, 1994
                                                                                         (commencement
                                                                        Year Ended      of operations) to
                                                                    December 31, 1995   December 31, 1994
                                                                    -----------------   -----------------

Net asset value, beginning of period .............................        $ 9.86             $10.00
                                                                          ------             ------
Income (loss) from investment operations:
    Net investment income ........................................          0.09               0.03
    Net realized and unrealized gain (loss) on investments .......         (0.48)              0.04
                                                                          ------             ------
        Total income (loss) from investment operations ...........         (0.39)              0.07
                                                                          ------             ------

Less distributions:
    Dividend from net investment income ..........................         (0.09)             (0.02)
    Distributions in excess of net realized capital gains
      (temporary book-tax difference) ............................           -                (0.19)
                                                                          ------             ------
        Total distributions ......................................         (0.09)             (0.21)
                                                                          ------             ------
Net asset value, end of period ...................................        $ 9.38             $ 9.86
                                                                          ======             ======
        Total return .............................................        (3.93%)             0.76%

Ratio to average net assets:
    Expenses, before reimbursement ...............................         4.09%              6.28%*
    Expenses, net of reimbursement ...............................         1.32%              1.30%*
    Net investment loss, before reimbursement ....................        (1.45%)            (4.29%)*
    Net investment income ........................................         1.33%              0.70%*
Portfolio turnover ...............................................        88.92%             71.21%*
Net assets at end of period (000's omitted) ......................        $7,815             $4,624

----------
*Annualized



Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Emerging Markets Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Emerging Markets Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period from March 30, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from March 30, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP


New York, New York
January 29, 1996

Left Col.

Lexington
Emerging Markets Fund, Inc.



Investment Adviser
-----------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


Distributor
-----------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



















This report has been prepared for the information of the shareholders of Lexington Emerging Markets Fund,
Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.





Right Col.


                                    LEXINGTON












                                    LEXINGTON
                                    EMERGING
                                     MARKETS
                                    FUND, INC.

                        ---------------------------------

                        Seeks long-term growth of capital
                         primarily through investment in
                              equity securities of
                        companies domiciled in, or doing
                         business in, emerging countries
                              and emerging markets.

                        ---------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1995

                               The Lexington Group
                                   of No Load
                              Investment Companies